EXHIBIT B-2(b)

                                                   CONFORMED COPY

       THIRTY-THIRD ASSIGNMENT OF AVAILABILITY AGREEMENT,
                      CONSENT AND AGREEMENT

          This Thirty-third Assignment of Availability Agreement, Consent and Agreement (hereinafter referred to as "this Assignment"), dated as of December 20, 1999, is made by and between System Energy Resources, Inc. (the "Company"), Entergy Arkansas, Inc., ("EAI") (successor in interest to Arkansas Power & Light Company and Arkansas-Missouri Power Company ("Ark-Mo"), Entergy Louisiana, Inc., ("ELI"), Entergy Mississippi, Inc., ("EMI") and Entergy New Orleans, Inc., ("ENOI") (hereinafter EAI, ELI, EMI, and ENOI are called individually a "System Operating Company" and collectively, the "System Operating Companies"), and The Chase Manhattan Bank, as Administrating Bank (the "Administrating Bank") under the Reimbursement Agreement dated as of December 1, 1988 (the "1988 Reimbursement Agreement"), as amended by a First Amendment and Agreement to 1988 Reimbursement Agreement dated as of January 11, 1991 ("First Amendment to 1988 Reimbursement Agreement") and a Second Amendment and Agreement to 1988 Reimbursement Agreement dated as of December 17, 1993 ("Second Amendment to 1988 Reimbursement Agreement"), as amended and restated as of December 27, 1996 (the "1996 Restated
Reimbursement Agreement"), and as amended and restated as of December 20, 1999 (the 1988 Reimbursement Agreement as amended by the First Amendment to Reimbursement Agreement, the Second Amendment to Reimbursement Agreement, the 1996 Restated Reimbursement Agreement and as amended and restated as of the date hereof is herein called (the "Amended and Restated Reimbursement Agreement"), among the Company, The Bank of Tokyo-Mitsubishi, Ltd., Los Angeles Branch (the "Funding Bank"), the Administrating Bank, Union Bank of California, N.A., as Documentation Agent, and the banks named therein (the "Participating Banks").

                            WHEREAS:

     A. Entergy Corporation (formerly Middle South Utilities, Inc.) ("Entergy") owns all of the outstanding common stock of the Company and each of the System Operating Companies, and the Company has a 90% undivided ownership and leasehold interest in Unit 1 of the Grand Gulf Nuclear Electric Station project (more fully described in the "Indenture" hereinafter referred to).

    B. Prior hereto, (i) the Company, Manufacturers Hanover Trust Company, as agent for certain banks (the "Domestic Agent") and said banks entered into an Amended and Restated Bank Loan Agreement dated as of June 30, 1977 (the "Amended and Restated Agreement"), the First Amendment thereto dated as of March 20, 1980 (the "First Bank Loan Amendment"), the Second Amended and Restated Bank Loan Agreement dated as of June 15, 1981 as amended by the First Amendment dated as of February 5, 1982 (as so amended, the "Second Amended and Restated Bank Loan Agreement"), and the Second Amendment of the Second Amended and Restated Bank Loan Agreement, dated as of June 30, 1983 as further amended by the Third Amendment thereto dated as of December 30, 1983 and the Fourth Amendment thereto dated as of June 28, 1984 (as so further amended, the "Second Bank Loan Second Amendment"); (ii) the banks party to the Amended and Restated Agreement made loans to the Company in the aggregate principal amount of $565,000,000 and pursuant to the First Assignment of Availability Agreement,
Consent  and  Agreement  (substantially  in  the  form  of   this
Assignment) dated as of June 30, 1977, between the Company, the System Operating Companies, Ark-Mo and the Domestic Agent (the
"First   Assignment  of  Availability  Agreement"),  the  Company
assigned to the Domestic Agent (for the benefit of such banks), as collateral security for the above loans, certain of the Company's rights under an Availability Agreement dated as of June 21, 1974, as amended by the First Amendment thereto dated as of June 30, 1977 (the "Original Availability Agreement") between the Company, the System Operating Companies and Ark-Mo; (iii) the First Bank Loan Amendment, among other things, increased the amount of the loans to be made by the banks party thereto to
$808,000,000   and   pursuant  to  the   Fourth   Assignment   of
Availability Agreement, Consent and Agreement (also substantially in the form of this Assignment), dated as of March 20, 1980 (the "Fourth Assignment of Availability Agreement"), the Company's same rights under the Original Availability Agreement were further assigned as collateral security for the loans made under the Amended and Restated Agreement as amended by the First Bank Loan Agreement; (iv) the Second Amended and Restated Bank Loan Agreement provided, among other things, for (a) the making of revolving credit loans by the banks named therein to the Company from time to time in an aggregate amount not in excess of $1,311,000,000 at any one time outstanding, and (b) the making of a  term  loan by said banks in an aggregate amount not to  exceed
$1,311,000,000,   and  pursuant  to  the  Fifth   Assignment   of
Availability Agreement, Consent and Agreement (also substantially in the form of this Assignment) dated as of June 15, 1981 (the "Fifth Assignment of Availability Agreement"), the Company's same rights under the original Availability Agreement, as amended by the Second Amendment thereto dated June 15, 1981, were further assigned as collateral security for the loans made under the Second Amended and Restated Bank Loan Agreement; and (v) the Second Bank Loan Second Amendment, among other things, increased the amount of the loans to be made by the banks party thereto to
$1,711,000,000   and  pursuant  to  the  Eighth   Assignment   of
Availability Agreement, Consent and Agreement (also substantially in the form of this Assignment) dated as of June 30, 1983 (the "Eighth Assignment of Availability Agreement"), the Company's same rights under the Original Availability Agreement, as amended by the Second Amendment thereto dated June 15, 1981, were further assigned as collateral security for the loans made under the Second Amended and Restated Bank Loan Agreement, as amended by the Second Bank Loan Second Amendment.

          C. Prior hereto (i) the Company, the System Operating Companies, Ark-Mo, and United States Trust Company of New York and Malcolm J. Hood (Gerard F. Ganey, successor), each as trustee (collectively, the "Trustees") for the holders of $400,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 9.25% Series due 1989 (the "First Series Bonds") issued under a Mortgage and Deed of Trust dated as of June 15, 1977 between the Company and the Trustees (the "Mortgage"), as supplemented by a First Supplemental Indenture dated as of June 15, 1977 between the Company and the Trustees (the Mortgage as so supplemented and as supplemented by a Second Supplemental Indenture dated as of
January 1, 1980, a Third Supplemental Indenture dated as of June 15, 1981, a Fourth Supplemental Indenture dated as of June 1, 1984, a Fifth Supplemental Indenture dated as of December 1, 1984, a Sixth Supplemental Indenture dated as of May 1, 1985, a Seventh Supplemental Indenture dated as of June 15, 1985, an Eighth Supplemental Indenture dated as of May 1, 1986, a Ninth Supplemental Indenture dated as of May 1, 1986, a Tenth Supplemental Indenture dated as of September 1, 1986, an Eleventh Supplemental Indenture dated as of September 1, 1986, a Twelfth Supplemental Indenture dated as of September 1, 1986, a Thirteenth Supplemental Indenture dated as of November 15, 1987, a Fourteenth Supplemental Indenture dated as of December 1, 1987, a Fifteenth Supplemental Indenture dated as of July 1, 1992, a
Sixteenth Supplemental Indenture dated as of October 1, 1992, a Seventeenth Supplemental Indenture dated as of October 1, 1992, and an Eighteenth Supplemental Indenture dated as of April 1, 1993, and as the same may from time to time hereafter be amended and supplemented in accordance with its terms, being hereinafter called the "Indenture"), entered into the Second Assignment of Availability Agreement, Consent and Agreement dated as of June 30, 1977 (the "Second Assignment of Availability Agreement") (substantially in the form of this Assignment) to secure the First Series Bonds; (ii) the Company, the System Operating Companies, and the Trustees, as trustees for the holders of $98,500,000 aggregate principal amount of the Company's First Mortgage Bonds, 12.50% Series due 2000 (the "Second Series Bonds") issued under the Mortgage, as supplemented by a Second Supplemental Indenture, dated as of January 1, 1980 between the Company and the Trustees, entered into the Third Assignment of
Availability Agreement, Consent and Agreement dated as of January 1, 1980 (the "Third Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Second Series Bonds; (iii) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $300,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 16% Series due 2000 (the "Third Series Bonds") issued under the Mortgage, as supplemented by a Fifth Supplemental Indenture dated as of December 1, 1984 between the Company and the Trustees, entered into the Eleventh Assignment of Availability Agreement, Consent and Agreement dated as of
December 1, 1984 (the "Eleventh Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Third Series Bonds; (iv) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $100,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 15.375% Series due 2000 (the "Fourth Series Bonds") issued under the Mortgage, as supplemented by a Sixth Supplemental Indenture, dated as of May 1, 1985 between the Company and the Trustees, entered into the Thirteenth Assignment of Availability Agreement, Consent and Agreement dated as of May 1, 1985 (the "Thirteenth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Fourth Series Bonds; (v) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $300,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 11% Series due 2000 (the "Seventh Series Bonds") issued under the Mortgage, as supplemented by a Ninth Supplemental Indenture, dated as of May 1, 1986 between the Company and the Trustees, entered into the Sixteenth Assignment of Availability Agreement, Consent and Agreement dated as of May 1, 1986 (the "Sixteenth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Seventh Series Bonds; (vi) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $300,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 9 7/8% Series due 1991 (the "Eighth Series Bonds") issued under the Mortgage, as supplemented by a Tenth Supplemental Indenture, dated as of September 1, 1986 between the Company and the Trustees, entered into the Seventeenth Assignment of Availability Agreement, Consent and Agreement dated as of September 1, 1986 (the "Seventeenth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Eighth Series Bonds; (vii) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $250,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 10-1/2 Series due 1996 (the "Ninth Series Bonds") issued under the Mortgage, as supplemented by an Eleventh Supplemental Indenture dated as of September 1, 1986 between the Company and the Trustees, entered into the Eighteenth Assignment of Availability Agreement, Consent and Agreement dated as of September 1, 1986 (the "Eighteenth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Ninth Series Bonds; (viii) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $200,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 11 3/8% Series due 2016 (the "Tenth Series Bonds") issued under the Mortgage, as supplemented by a Twelfth Supplemental Indenture dated as of September 1, 1986 between the Company and the Trustees, entered into the Nineteenth Assignment of Availability Agreement, Consent and Agreement dated as of September 1, 1986 (the "Nineteenth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Tenth Series Bonds; (ix) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $200,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 14% Series due 1994 (the "Eleventh Series Bonds") issued under the Mortgage, as supplemented by a Thirteenth Supplemental Indenture dated as of November 15, 1987 between the Company and the Trustees, entered into the Twentieth Assignment of Availability Agreement, Consent and Agreement dated as of November 15, 1987 (the "Twentieth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Eleventh Series Bonds; (x) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $100,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 14.34% Series due 1992 (the "Twelfth Series Bonds") issued under the Mortgage, as supplemented by a Fourteenth Supplemental Indenture dated as of December 1, 1987 between the Company and the Trustees, entered into the Twenty-first Assignment of Availability Agreement, Consent and Agreement dated as of December 1, 1987 (the "Twenty-first Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Twelfth Series Bonds; (xi) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $45,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 8.40% Series due 2002 (the "Thirteenth Series Bonds") issued under the Mortgage, as supplemented by a Fifteenth Supplemental Indenture dated as of July 1, 1992 between the Company and the Trustees, entered into the Twenty-fourth Assignment of Availability Agreement, Consent and Agreement dated as of July 1, 1992 (the "Twenty-fourth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Thirteenth Series Bonds;
(xii) the Company, the System Operating Companies and the Trustees, as trustees for the holders of $105,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 6.12% Series due 1995 (the "Fourteenth Series Bonds") issued under the Mortgage, as supplemented by a Sixteenth Supplemental Indenture dated as of October 1, 1992 between the Company and the Trustees, entered into the Twenty-fifth Assignment of Availability Agreement, Consent and Agreement dated as of October 1, 1992 (the "Twenty-fifth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Fourteenth Series Bonds; (xiii) the Company, the System Operating Companies and the Trustees, as trustees for the holders of
$70,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 8.25% Series due 2002 (the "Fifteenth Series Bonds") issued under the Mortgage, as supplemented by a Seventeenth Supplemental Indenture dated as of October 1, 1992 between the Company and the Trustees, entered into a Twenty-sixth Assignment of Availability Agreement, Consent and Agreement dated as of October 1, 1992 (the "Twenty-sixth Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Fifteenth Series Bonds; (xiv) the Company, the System Operating Companies and the Trustees, as
trustees for the holders of $60,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 6% Series due 1998 (the "Sixteenth Series Bonds") issued under the Mortgage, as supplemented by an Eighteenth Supplemental Indenture dated as of April 1, 1993 between the Company and the Trustees, entered into a Twenty-seventh Assignment of Availability Agreement, Consent and Agreement dated as of April 1, 1993 (the "Twenty-seventh Assignment of Availability Agreement") (also substantially in the form of this Assignment) to secure the Sixteenth Series Bonds;
(xv) Entergy, the Company and the Trustees, as trustees for the holders of $60,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 7.58% Series due 1999 (the "Seventeenth Series Bonds") issued under the Mortgage, as supplemented by a Nineteenth Supplemental Indenture dated as of April 1, 1994 between the Company and the Trustees, entered into the Twenty-ninth Assignment of Availability Agreement, Consent and Agreement dated as of April 1, 1994 (the "Twenty-ninth Assignment of Availability Agreement") (also substantially in the form of this Agreement) to secure the Seventeenth Series Bonds;
(xvi) Entergy, the Company and the Trustees, as trustees for the holders of $100,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 7.28% Series due 1999 (the "Eighteenth Series Bonds") issued under the Mortgage, as supplemented by a Twentieth Supplemental Indenture dated as of August 1, 1996 between the Company and the Trustees, entered into the Thirtieth Assignment of Availability Agreement, Consent and Agreement dated as of August 1, 1996 (the "Thirtieth Assignment of Availability Agreement") (also substantially in the form of this Agreement) to secure the Eighteenth Series Bonds; and (xvii) Entergy, the Company and the Trustees, as trustees for the holders of $135,000,000 aggregate principal amount of the Company's First Mortgage Bonds, 7.7% Series due 2000 (the "Nineteenth Series Bonds") issued under the Mortgage, as supplemented by a Twenty-first Supplemental Indenture dated as of August 1, 1996 between the Company and the Trustees, entered into the Thirty-first Assignment of Availability Agreement, Consent and Agreement dated as of August 1, 1996 (the "Thirty-first Assignment of Availability Agreement") (also substantially in the form of this Agreement) to secure the Nineteenth Series Bonds.

D. The Original Availability Agreement has been amended by the First Amendment thereto dated as of June 30, 1977, the Second Amendment thereto dated June 15, 1981, the Third Amendment thereto dated June 28, 1984 and the Fourth Amendment thereto dated as of June 1, 1989 (the Original Availability Agreement, as so amended and as it may be further amended and supplemented, is hereinafter referred to as the "Availability Agreement").

E. Unit No. 1 and Unit No. 2 of the Project have been designated by the Company and the System Operating Companies as being subject to the Availability Agreement and as being System
Entergy Generating Units (as defined in the Availability
Agreement) thereunder.

F. The Company, Credit Suisse First Boston Limited, as agent for certain banks (the "Eurodollar Agent"), and said banks (including successors and assignees and such other banks as became party to the Loan Facility as defined below, the "Eurodollar Banks") were parties to the Loan Agreement (the "Original Eurodollar Loan Agreement") dated February 5, 1982 (as amended, the "Loan Facility"). Under the Original Eurodollar Loan Agreement the banks party thereto made loans to the Company in the aggregate principal amount of $315,000,000 and pursuant to the Sixth Assignment of Availability Agreement, Consent and Agreement (substantially in the form of this Assignment) dated as of February 5, 1982 between the Company, the System Operating Companies and the Eurodollar Agent (the "Sixth Assignment of Availability Agreement"), the Company assigned to the Eurodollar Agent (for the benefit of said banks), as collateral security for the above loans, certain of the Company's rights under the Availability Agreement. The Company, the Eurodollar Agent and the Eurodollar Banks were parties to the First Amendment dated as of February 18, 1983 to the Loan Facility which, among other things, increased the amount of the loans to be made by the Eurodollar Banks to $378,000,000 and pursuant to the Seventh Assignment of Availability Agreement, Consent and Agreement (also substantially in the form of this Assignment) dated as of February 18, 1983 between the Company, the System Operating Companies and the Eurodollar Agent (the "Seventh Assignment of Availability Agreement"), the Company assigned to the Eurodollar Agent (for the benefit of the Eurodollar Banks), as collateral security for such loans, certain of the Company's rights under the Availability Agreement.

G. The Company and Citibank, N.A. (the "Bank") were parties to a letter of credit and reimbursement agreement dated as of December 1, 1983 (the "Series A Reimbursement Agreement"), which provided, among other things, for the issuance by the Bank for the account of the Company of an irrevocable transferable letter of credit in support of the Claiborne County, Mississippi Adjustable/Fixed Rate Pollution Control Revenue Bonds (Middle South Energy, Inc. Project) Series A (the "Series A Bonds"), issued by Claiborne County, Mississippi pursuant to a trust indenture dated as of December 1, 1983 naming Deposit Guaranty National Bank as trustee. Pursuant to the Ninth Assignment of Availability Agreement, Consent and Agreement (also substantially in the form of this Assignment), dated as of December 1, 1983 between the Company, the System Operating Companies, the Bank and Deposit Guaranty National Bank, as trustee (the "Ninth Assignment of Availability Agreement"), the Company assigned to the Bank and Deposit Guaranty National Bank, as trustee, as collateral security for the Company's obligations under the Series A Reimbursement Agreement and the Series A Bonds, certain of the Company's rights under the Availability Agreement.

H. The Company and Citibank, N.A. (the "Bank") were parties to a letter of credit and reimbursement agreement dated as of June 1, 1984 (the "Series B Reimbursement Agreement"), which provided, among other things, for the issuance by the Bank for the account of the Company of an irrevocable transferable letter of credit in support of the Claiborne County, Mississippi Adjustable/Fixed Rate Pollution Control Revenue Bonds (Middle South Energy, Inc. Project) Series B (the "Series B Bonds"), issued by Claiborne County, Mississippi pursuant to a trust indenture dated as of June 1, 1984 naming Deposit Guaranty National Bank as trustee. Pursuant to the Tenth Assignment of Availability Agreement, Consent and Agreement (also substantially in the form of this Assignment), dated as of June 1, 1984 between the Company, the System Operating Companies, the Bank and Deposit Guaranty National Bank, as trustee (the "Tenth Assignment of Availability Agreement"), the Company assigned to the Bank and Deposit Guaranty National Bank, as trustee, as collateral security for the Company's obligations under the Series B Reimbursement Agreement and the Series B Bonds, certain of the Company's rights under the Availability Agreement.

I. The Company, Citibank, N.A., as a Co-Agent and as Coordinating Agent, and Manufacturers Hanover Trust Company, as a Co-Agent for a group of banks (the "Banks"), were parties to a letter of credit and reimbursement agreement dated as of December 1, 1984 (the "Series C Reimbursement Agreement") which provided, among other things, for the issuance by the Banks for the account of the Company of an irrevocable transferable letter of credit in support of the Claiborne County, Mississippi Adjustable/Fixed Rate Pollution Control Revenue Bonds (Middle South Energy, Inc. Project) Series C (the "Series C Bonds"), issued by Claiborne County, Mississippi pursuant to a trust indenture dated as of December 1, 1984 naming Deposit Guaranty National Bank as trustee. Pursuant to the Twelfth Assignment of Availability Agreement, Consent and Agreement (also substantially in the form of this Assignment), dated as of December 1, 1984 between the Company, the System Operating Companies, the Banks and Deposit Guaranty National Bank, as trustee (the "Twelfth Assignment of Availability Agreement"), the Company assigned to the Banks and Deposit Guaranty National Bank, as trustee, as collateral security for the Company's obligations under the Series C Reimbursement Agreement and the Series C Bonds, certain of the Company's rights under the Availability Agreement.

J. The Company, the System Operating Companies, the Trustees and Deposit Guaranty National Bank, as holder of $47,208,334 aggregate principal amount of the Company's First Mortgage Bonds, Pollution Control Series A (the "Fifth Series Bonds") issued under the Mortgage, as supplemented by a Seventh Supplemental Indenture dated as of June 15, 1985 between the Company and the Trustees, entered into the Fourteenth Assignment of Availability Agreement, Consent and Agreement dated as of June 15, 1985 (the "Fourteenth Assignment of Availability Agreement") (also substantially in the form of this Assignment). The Fifth Series Bonds were issued as security, in part, for the Claiborne County, Mississippi 12 1/2% Pollution Control Revenue Bonds due 2015 (Middle South Energy, Inc. Project) (the "Series D Bonds"), issued by Claiborne County, Mississippi pursuant to a trust indenture dated as of June 15, 1985 naming Deposit Guaranty National Bank as trustee. Pursuant to the Fourteenth Assignment of Availability Agreement, the Company assigned to the Trustees and Deposit Guaranty National Bank, as collateral security for the Company's obligations under the Series D Bonds, certain of the Company's rights under the Availability Agreement.

K. The Company, the System Operating Companies, the Trustees and Deposit Guaranty National Bank, as holder of $95,643,750 aggregate principal amount of the Company's First Mortgage Bonds, Pollution Control Series B (the "Sixth Series Bonds") issued under the Mortgage, as supplemented by an Eighth Supplemental Indenture dated as of May 1, 1986 between the Company and the Trustees, entered into the Fifteenth Assignment of Availability Agreement, Consent and Agreement dated as of May 1, 1986 (the "Fifteenth Assignment of Availability Agreement") (also substantially in the form of this Assignment). The Sixth Series Bonds were issued as security, in part, for the Claiborne County, Mississippi 9 1/2% Pollution Control Revenue Bonds due 2016 (Middle South Energy, Inc. Project) (the "Series E Bonds"), issued by Claiborne County, Mississippi pursuant to a trust indenture dated as of May 1, 1986 naming Deposit Guaranty National Bank as trustee. Pursuant to the Fifteenth Assignment of Availability Agreement, the Company assigned to the Trustees and Deposit Guaranty National Bank, as collateral security for the Company's obligations under the Series E Bonds, certain of the Company's rights under the Availability Agreement.

L. The Company has entered into a sale and leaseback transaction with respect to a portion of its undivided interest in Unit No. 1 and to that end the Company has entered into, among other agreements, (i) Facility Leases Nos. 1 and 2, dated as of December 1, 1988, among Meridian Trust Company and Stephen M. Carta (Stephen J. Kaba, successor) (collectively, the "Owner Trustee") as Owner Trustee and the Company, each as supplemented by a separate Lease Supplement No. 1 thereto, each dated as of April 1, 1989, and a separate Lease Supplement No. 2 thereto, each dated as of January 1, 1994, (ii) a Participation Agreement No. 1, dated as of December 1, 1988 among Public Service Resources Corporation ("PSRC") as Owner Participant, the Loan Participants listed therein, GGIA Funding Corporation, as Funding Corporation, the Owner Trustee and the Company pursuant to which PSRC invested $400,000,000 in an undivided interest in Unit No. 1 (which interest was subsequently acquired by Resources Capital Management Corporation from PSRC and subsequently acquired by RCMC I, Inc. (formerly known as RCMC Del., Inc.) from Resources Capital Management Corporation), and a Participation Agreement No. 2, dated as of December 1, 1988 among Lease Management Realty Corporation IV ("LMRC") as Owner Participant, the Loan Participants listed therein, GGIA Funding Corporation, as Funding Corporation, the Owner Trustee and the Company pursuant to which LMRC invested $100,000,000 in an undivided interest in Unit No. 1 (which interest was subsequently acquired by Textron Financial Corporation from LMRC) (the owner participants under all such participation agreements being referred to as the "Owner Participants") and (iii) the 1988 Reimbursement Agreement which provided, among other things, (x) for the issuance by the Funding Bank named therein ("1988 Funding Bank"), for the account of the Company, of irrevocable transferable letters of credit (the "1988 LOCS") to the Owner Participants to secure certain obligations of the Company to the Owner Participants substantially in the form of Exhibit A to the 1988 Reimbursement Agreement with maximum amounts of $104,000,000, and $26,000,000, (y) for the reimbursement to such 1988 Funding Bank by the Participating Banks for all drafts paid by such 1988 Funding Bank under any 1988 LOC and (z) for the reimbursement by the Company to such 1988 Funding Bank for the benefit of the Participating Banks of sums equal to all drafts paid by such 1988 Funding Bank under any 1988 LOC. Pursuant to the Twenty-second Assignment of Availability Agreement, Consent and Agreement (substantially in the form of this Agreement), dated as of December 1, 1988 (the "Twenty-second Assignment of Availability Agreement"), the Company assigned to the Administrating Bank, as collateral security for the Company's obligations under the 1988 Reimbursement Agreement, certain of the Company's rights under the Availability Agreement.

      M. The Company, the System Operating Companies and Chemical Bank entered into the Twenty-third Assignment of Availability Agreement, Consent and Agreement dated as of January 11, 1991
("Twenty-third   Assignment   of  Availability   Agreement")   in
connection with the execution and delivery of the First Amendment
to   1988   Reimbursement  Agreement  (the   1988   Reimbursement
Agreement,   as   amended  by  the  First   Amendment   to   1988
Reimbursement Agreement, is herein called the "1991 Reimbursement Agreement") that provided, among other things, (i) for the issuance by the Funding Bank, for the account of the Company, of irrevocable transferable letters of credit ("1991 LOCS") to the Owner Participants to secure certain obligations of the Company to the Owner Participants, substantially in the form of Exhibit A to the 1991 Reimbursement Agreement, with maximum amounts of $116,601,440 and $29,150,360; (ii) for the reimbursement to the Funding Bank by the Participating Banks for all drafts paid by
the   Funding  Bank  under  any  1991  LOC;  and  (iii)  for  the reimbursement by the Company to the Funding Bank for the benefit of the Participating Banks of sums equal to all drafts paid by the Funding Bank under any 1991 LOC.

     N. The Company, the System Operating Companies and Chemical Bank entered into the Twenty-eighth Assignment of Availability Agreement, Consent and Agreement dated as of December 17, 1993
("Twenty-eighth   Assignment  of  Availability   Agreement")   in
connection  with  the  execution  and  delivery  of  the   Second
Amendment to 1988 Reimbursement Agreement (the 1988 Reimbursement
Agreement,   as   amended  by  the  First   Amendment   to   1988
Reimbursement  Agreement  and  the  Second  Amendment   to   1988
Reimbursement Agreement, is herein called the "1993 Reimbursement Agreement") that provided, among other things, (i) for the issuance by the Funding Bank, for the account of the Company, of irrevocable transferable letters of credit ("1993 LOCS") to the Owner Participants to secure certain obligations of the Company to the Owner Participants, substantially in the form of Exhibit A to the 1993 Reimbursement Agreement, with maximum amounts of $132,131,960 and $33,032,990; (ii) for the reimbursement to the Funding Bank by the Participating Banks for all drafts paid by
the   Funding  Bank  under  any  1993  LOC;  and  (iii)  for  the reimbursement by the Company to the Funding Bank for the benefit of the Participating Banks of sums equal to all drafts paid by the Funding Bank under any 1993 LOC.

          O. The Company, the System Operating Companies and the Administrating Bank, as successor by merger with Chemical Bank,
entered   into   the  Thirty-second  Assignment  of  Availability
Agreement,  Consent and Agreement dated as of December  27,  1996
("Thirty-second   Assignment  of  Availability   Agreement")   in
connection with the execution and delivery of the 1996 Restated Reimbursement Agreement that provided, among other things, (i) for the issuance by the Funding Bank, for the account of the Company, of irrevocable transferable letters of credit ("1996 LOCS") to the Owner Participants to secure certain obligations of the Company to the Owner Participants, substantially in the form of Exhibit A to the 1996 Restated Reimbursement Agreement, with maximum amounts of $148,719,125.41 and $34,946,720.11; (ii) for the reimbursement to the Funding Bank by the Participating Banks for all drafts paid by the Funding Bank under any 1996 LOC; and
(iii) for the reimbursement by the Company to the Funding Bank for the benefit of the Participating Banks of sums equal to all drafts paid by the Funding Bank under any 1996 LOC.

P. The Company wishes to amend and restate the 1996 Restated Reimbursement Agreement in the manner provided in the Amended and Restated Reimbursement Agreement and to provide for the cancellation of the 1996 LOCs and issuance of new LOCs (the "New LOCS") by the Funding Bank to further secure the Owner Participants. The Amended and Restated Reimbursement Agreement provides, among other things, (i) for the issuance by the Funding Bank, for the account of the Company, of irrevocable transferable letters of credit to the Owner Participants to secure certain obligations of the Company to the Owner Participants, such New LOCs to be substantially in the form of Exhibit A to the Amended and Restated Reimbursement Agreement with maximum amounts of $156,885,463.65 and $36,061,469.99; (ii) for the reimbursement to the Funding Bank by the Participating Banks for all drafts paid by the Funding Bank under any New LOC; and (iii) for the reimbursement by the Company to the Funding Bank for the benefit of the Participating Banks of sums equal to all drafts paid by the Funding Bank under any New LOC (such amounts shall hereinafter be called the "Reimbursement Obligations").

Q. The Company, by this instrument, wishes to (i) provide for the assignment by the Company to the Administrating Bank for the benefit of the Funding Bank, the Administrating Bank and the Participating Banks (collectively, the "LOC Banks") of certain of the Company's rights under the Availability Agreement, and (ii) create enforceable rights hereunder in the Administrating Bank, all as hereunder set forth.

R. The System Operating Companies are willing to, and by this instrument do, supplement their undertakings under the Availability Agreement in the same manner as in the Assignments of Availability Agreement.

S. The Company, Entergy and the System Operating Companies have joined in an Application-Declaration on Form U-1, as amended and supplemented to date, in File No. 70-7561, filed with the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935 with respect to this Assignment and certain other matters, the Securities and Exchange Commission has issued orders (the "SEC Orders") granting and permitting to become effective said Application-Declaration, as so amended and supplemented (except that, as of the date hereof, no SEC order has been issued with respect to Post-Effective Amendment No. 11 to said Application-Declaration requesting authorization of an increase in approved fees to allow payment in accordance with the provisions of the Amended and Restated Reimbursement Agreement of the maximum participation fees reflected therein), and the SEC Orders are in full force and effect on the date of execution and delivery hereof.

T. All things necessary to make this Assignment the valid, legally binding and enforceable obligation of each of the parties hereto have been done and performed and the execution and performance hereof in all respects have been authorized and approved by all corporate and shareholder action necessary on the part of each thereof.

          NOW, THEREFORE, in consideration of the terms and agreements hereinafter set forth, the parties agree with each other as follows:


                            ARTICLE I

                SECURITY ASSIGNMENT AND AGREEMENT

    1.1. Assignment and Creation of Security Interest. As security for (i) the due and punctual payment of the interest (including, if and to the extent permitted by law, interest on overdue principal, premium and interest) and premium, if any, on, and the principal of, the Reimbursement Obligations (whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise) and (ii) the due and punctual payment of all fees and costs, expenses and other amounts which may become payable by the Company under the Amended and Restated Reimbursement Agreement, together in each case with all costs of collection thereof (all such amounts referred to in the foregoing clauses (i) and (ii)
being   hereinafter  collectively  referred  to  as  "Obligations
Secured   Hereby"),   the   Company   hereby   assigns   to   the
Administrating Bank, and creates a security interest in favor of the Administrating Bank for the benefit of the LOC Banks in, all of the Company's rights to receive all moneys paid or to be paid to the Company pursuant to Section 4 of the Availability Agreement or advances pursuant to Section 2.2(b) hereof, but only to the extent that such payments or advances are attributable to payments or advances with respect to Unit No. 1 or Unit No. 2, and all other claims, rights (but not obligations or duties), powers, privileges, interests and remedies of the Company,
whether   arising  under  the  Availability  Agreement  or   this
Assignment or by statute or in law or in equity or otherwise, resulting from any failure by any System Operating Company to perform its obligations under the Availability Agreement or this Assignment, but only to the extent that such claims, rights, powers, privileges, interests and remedies relate to Unit No. 1 and Unit No. 2, all to the extent, but only to the extent, required for the payment when due and payable of Obligations Secured Hereby, together in each case with full power and authority, in the name of the Administrating Bank, or the Company as assignor, or otherwise, to demand payment of, enforce, collect, receive and receipt for any and all of the foregoing (the rights, claims, powers, privileges, interests and remedies
referred   to  above  being  hereinafter  sometimes  called   the
"Collateral").

1.2. Other Agreements.

   (a) The Company has not and will not assign the rights assigned in Section 1.1 as security for any indebtedness other than the obligations Secured Hereby, except as recited and provided in paragraph (b) of this Section 1.2.

(b) The Company has secured its Indebtedness for Borrowed Money represented by (i) loans made by certain banks referred to in Whereas Clause B hereof by the First, Fourth, Fifth and Eighth Assignments of Availability Agreement, respectively, (ii) the First Series Bonds, the Second Series Bonds, the Third Series Bonds, the Fourth Series Bonds, the Seventh Series Bonds, the Eighth Series Bonds, the Ninth Series Bonds, the Tenth Series Bonds, the Eleventh Series Bonds, the Twelfth Series Bonds, the Thirteenth Series Bonds, the Fourteenth Series Bonds, the Fifteenth Series Bonds, the Sixteenth Series Bonds, the Seventeenth Series Bonds, the Eighteenth Series Bonds and the Nineteenth Series Bonds, as referred to in Whereas Clause C hereof by the Second, Third, Eleventh, Thirteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-first, Twenty-fourth, Twenty-fifth, Twenty-sixth, Twenty-seventh, Twenty-ninth, Thirtieth and Thirty-first Assignments of Availability Agreement, respectively, (iii) loans made by certain banks as referred to in Whereas Clause F hereof by the Sixth and Seventh Assignments of Availability Agreement, respectively, (iv) the obligations under the Series A Reimbursement Agreement referred to in Whereas Clause G hereof by the Ninth Assignment of Availability Agreement, (v) the obligations under the Series B Reimbursement Agreement as referred to in Whereas Clause H hereof by the Tenth Assignment of Availability Agreement, (vi) the obligations under the Series C Reimbursement Agreement as referred to in Whereas Clause I hereof by the Twelfth Assignment of Availability Agreement, (vii) the Fifth Series Bonds as referred to in Whereas Clause J hereof by the Fourteenth Assignment of Availability Agreement, (viii) the Sixth Series Bonds as referred to in Whereas Clause K hereof by the Fifteenth Assignment of Availability Agreement, (ix) the obligations under the 1988 Reimbursement Agreement as referred to in Whereas Clause L hereof by the Twenty-second Assignment of Availability Agreement, (x) the obligations under the 1991 Reimbursement Agreement as referred to in Whereas Clause M hereof by the Twenty-third Assignment of Availability Agreement, (xi) the obligations under the 1993 Reimbursement Agreement as referred to in Whereas Clause N hereof by the Twenty-eighth Assignment of Availability Agreement, and (xii) the obligations under the 1996 Restated Reimbursement Agreement as referred to in Whereas Clause O hereof by the Thirty-second Assignment of Availability Agreement, and shall be entitled to secure the interest and premium, if any, on, and the principal of, other Indebtedness for Borrowed Money of the Company issued by the Company to any person (except Entergy or any affiliate of Entergy) to finance the cost of the Project (including, without limitation, Indebtedness outstanding under the Indenture) or to refund (including any successive refundings) any such Indebtedness (including such Indebtedness now outstanding) issued for such purpose, the incurrence of which Indebtedness is at the time permitted by the Indenture (herein, together with such Indebtedness now outstanding, called "Additional Indebtedness"), by entering into an assignment of availability agreement, consent and agreement including, without limitation, the First through Twenty-seventh Assignments of Availability Agreement (each being hereinafter called an "Additional Assignment") with the holders of such Additional Indebtedness or representatives of or trustees for such holders, or both, as the case may be (herein called an "Additional Assignee"). Each Additional Assignment hereafter entered into shall be substantially in the form of this Assignment, except that there shall be substituted in such Additional Assignment appropriate references to the Additional Indebtedness secured thereby, the applicable Additional Assignee and the agreement or instrument under which such Additional Indebtedness is issued in lieu of the references herein to the Reimbursement Obligations, the LOC Banks, the Amended and Restated Reimbursement Agreement and the New LOCS, respectively, and such Additional Assignment may contain such other provisions as are not inconsistent with this Assignment and do not adversely affect the rights hereunder of the LOC Banks.

(c) Notwithstanding any provision of this Assignment to the contrary, or any priority in time of creation, attachment or perfection of a security interest, pledge or lien by the Administrating Bank, or any provision of or filing or recording under the Uniform Commercial Code or any other applicable law of any jurisdiction, the Administrating Bank agrees that the claims of the Administrating Bank hereunder with respect to the Availability Agreement and any security interest, pledge or lien in favor of the Administrating Bank now or hereafter existing in and to the Collateral shall rank pari passu with the claims of each Additional Assignee under the corresponding provisions of the Additional Assignment to which it is a party with respect to the Availability Agreement and any security interest, pledge or lien in favor of such Additional Assignee under such Additional Assignment now or hereafter existing in and to the Collateral, irrespective of the time or times at which prior, concurrent or subsequent Additional Assignments are entered into in accordance with Section 1.2(b) hereof.

          1.3. Payments to the Administrating Bank. The Company agrees that, if and whenever it shall make a demand to a System Operating Company for any payment pursuant to Section 4 of the Availability Agreement or advances pursuant to Section 2.2(b) hereof with respect to Unit No. 1 or Unit No. 2, it will separately identify the respective portions of such payment or advance, if any, required for (i) the payment of Obligations Secured Hereby and (ii) the payment of any other amounts then due and payable in respect of Additional Indebtedness and instruct such System Operating Company (subject to the provisions of Section 1.4 hereof) to pay or cause to be paid the amount so identified as required for the payment of Obligations Secured Hereby directly to the Administrating Bank. Any payments made by any System Operating Company pursuant to Section 4 of the Availability Agreement or advances pursuant to Section 2.2(b) hereof with respect to Unit No. 1 or Unit No. 2 shall, to the extent necessary to satisfy in full the assignment set forth in
Section 1.1 of this Assignment and the corresponding assignments set forth in the Additional Assignments, be made pro rata in proportion to the respective amounts secured by, and then due and owing under, such assignments.

1.4. Payments to the Company. Notwithstanding the provisions of Sections 1.1 and 1.3, unless and until the Administrating Bank shall have given written notice to the System Operating Companies of the occurrence and continuance of any Reimbursement Event of Default or Prepayment Event (as defined in the Amended and Restated Reimbursement Agreement), all moneys paid or to be paid to the Company pursuant to Section 4 of the Availability Agreement or advanced pursuant to Section 2.2(b) hereof with respect to Unit No. 1 and Unit No. 2 shall be paid or advanced directly to the Company and the Company need not separately identify the respective portions of payments or advances as provided in Section 1.3 hereof, provided that notice as to the amount of any such payments or advances shall be given by the Company to the Administrating Bank simultaneously with the demand by the Company for any such payments or advances. If the Administrating Bank shall have duly notified the System Operating Companies of the occurrence of any such Reimbursement Event of Default or Prepayment Event, such payments or advances shall be made in the manner and in the amounts specified in Section 1.3 hereof until the Administrating Bank shall by further notice to the System Operating Companies give permission that all such payments or advances may be made again to the Company, such permission being subject to revocation by a subsequent notice pursuant to the first sentence of this Section 1.4. The Administrating Bank shall give such permission if no such Reimbursement Event of Default or Prepayment Event continues to exist.

1.5. Definitions. For the purposes of this Assignment, the following terms shall have the following meanings:

          (a) the term "Indebtedness for Borrowed Money" shall mean the principal amount of all indebtedness for borrowed money, secured or unsecured, of the Company then outstanding and shall include, without limitation, the principal amount of all bonds issued by a governmental or industrial development agency or authority in connection with an industrial development revenue bond financing of pollution control facilities constituting part of the Project;
and

(b) the term "Subordinated Indebtedness of the Company" shall mean indebtedness marked on the books of the Company as subordinated and junior in right of payment to the Obligations
Secured Hereby (as defined in Section 1.1 hereof) to the extent and in the manner set forth below:

               (i) if there shall occur a Reimbursement Event of Default or Prepayment Event (as defined in the Amended and Restated Reimbursement Agreement), then so long as such Reimbursement
          Event of Default or Prepayment Event shall be continuing and shall not have been cured or waived, or unless and until all the obligations Secured Hereby shall have been paid in full in money or money's worth at the time of receipt, no payment of principal and premium, if any, or interest shall be made upon Subordinated Indebtedness of the Company; and

(ii) in the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or its creditors or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy proceedings, then the Obligations Secured Hereby shall first be paid in full in money or money's worth at the time of receipt, or payment thereof shall have been provided for, before any payment on account of principal, premium, if any, or interest is made upon Subordinated Indebtedness of the Company.

                           ARTICLE II

          CONSENT TO ASSIGNMENT BY THE SYSTEM OPERATING
                 COMPANIES AND OTHER AGREEMENTS

          2.1. Consent to Assignment by the System Operating Companies.
          (a) Each System Operating Company hereby consents to the assignment under Article I and agrees with the Administrating
Bank to make payments or advances to the Administrating Bank in the amounts and in the manner specified in Section 1.3 at the Administrating Bank's address as set forth in Section 6.1 hereof.

(b) Subject to the provisions of Section 4 of the Availability Agreement and Section 2.2(g) hereof, each System Operating Company agrees that all payments or advances made to the Administrating Bank or to the Company as contemplated by Sections
1.3 and 1.4 hereof shall be final as between such System Operating Company and the LOC Banks or the Company, as the case may be, and that it will not seek to recover from any LOC Bank for any reason whatsoever any moneys paid or advanced to the Administrating Bank by virtue of this Assignment, but the finality of any such payment or advance shall not prevent the recovery of any overpayments or mistaken payments or excess advances or mistaken advances which may be made by such System Operating Company unless a Reimbursement Event of Default or Prepayment Event has occurred and is continuing, in which case any such overpayment or mistaken payment or excess advances or mistaken advances shall not be recoverable but shall constitute Subordinated Indebtedness of the Company to such System Operating Company.

          2.2. Other Agreements. Anything in the Availability Agreement to the contrary notwithstanding, it is hereby agreed as follows:

          (a) Regardless of whether any person or persons (other than the System Operating Companies) shall become a Party or Parties (as such  terms  are  defined in the Availability Agreement)  to  the
Availability Agreement, the System Operating Companies  shall  at all times be obligated to make the payments required pursuant  to
Section  4  of  the Availability Agreement and to  make  advances pursuant to Section 2.2(b) hereof with respect to Unit No. 1  and
Unit  No.  2  to  the  same  extent as if  the  System  Operating
Companies  were  the only Parties to the Availability  Agreement, except to the extent and only to the extent that such payments or
advances  are  actually made by such person or persons.   In  the
event  that  any  such  person  shall  become  a  Party  to   the
Availability  Agreement,  the Company and  the  System  Operating
Companies  shall cause such person, at the time when such  person becomes  a  Party to the Availability Agreement,  to  consent  by
written   instrument  to  the  terms  and  provisions   of   this
Assignment, and thereupon such person shall be bound  by  all  of the  terms  and  provisions of this Assignment  (other  than  the provisions  of the preceding sentence) to the same extent  as  if named  a System Operating Company herein.  A copy of such written
instrument,   in   form   and  substance  satisfactory   to   the
Administrating   Bank,  shall  promptly  be  delivered   to   the
Administrating Bank together with an opinion of counsel to the effect that such instrument complies with the requirements hereof and constitutes a valid, legally binding obligation of such person.

(b) In the event and to the extent that any action by any governmental regulatory authority, including, without limitation, the Federal Energy Regulatory Commission or any successor thereto, shall have the effect of prohibiting the System Operating Companies from making any payments which would otherwise be required pursuant to Section 4 of the Availability Agreement (as supplemented hereby) with respect to Unit No. 1 and Unit No. 2, the System Operating Companies shall make advances to the Company at the same time, and in the same amounts as such prohibited payments and all such advances shall constitute Subordinated Indebtedness of the Company.

(c) Each System Operating Company agrees that (i) all Indebtedness for Borrowed Money of the Company to such System Operating Company and all amounts paid by such System Operating Company pursuant to Section 4 of the Availability Agreement or advanced pursuant to Section 2.2 (b) hereof shall constitute Subordinated Indebtedness of the Company and (ii) no such Subordinated Indebtedness of the Company shall be transferred or assigned (including by way of security) to any person (other than to a successor of such System Operating Company by way of merger, consolidation or the acquisition by such person of all or substantially all of such System Operating Company's assets).
The Company agrees that it shall duly record all Subordinated Indebtedness of the Company as such on its books.

(d) The obligations of each System Operating Company to make the payments to the Company pursuant to the provisions of Section 4 of the Availability Agreement and the advances pursuant to
Section 2.2 (b) hereof with respect to Unit No. 1 and Unit No. 2 having heretofore been authorized by the SEC Orders (and no other authorization by any governmental regulatory authority being required other than, with respect to the payments pursuant to the provisions of Section 4 of the Availability Agreement, appropriate orders, or the taking of other action, by the Federal Energy Regulatory Commission or any successor thereto as to specific terms and Provisions under which power and energy associated there with available at the Project shall be made available by the Company to the System Operating Companies and pursuant to which the System Operating Companies shall agree to pay the Company for the right to receive such power and the energy associated therewith), each System Operating Company agrees that its duty to perform such obligations shall be absolute and unconditional, (a) whether or not such System Operating Company shall have received all authorizations of governmental regulatory authorities necessary at the time to permit such System Operating Company to perform its other duties and obligations hereunder, under the Availability Agreement or under the System Agreement (as defined in the Availability Agreement), (b) whether or not the Company shall have received all authorizations of governmental regulatory authorities necessary at the time to permit the Company to perform its duties and obligations hereunder, under the Availability Agreement or under the System Agreement, (c) whether or not any authorizations referred to in the foregoing clauses (a) and (b) continue, at the time, in effect, (d) whether or not, at any time in question, the Company shall have performed its duties and obligations hereunder, under the Availability Agreement or under the System Agreement, (e) whether or not the System Agreement shall, from time to time, be amended, modified or supplemented or shall be canceled or terminated or such System Operating Company shall have withdrawn therefrom, (f) whether or not the Project shall be maintained in commercial operation, energy from the Project is being produced or delivered or is available (including, without limitation, delivery or availability to such System Operating Company), an abandonment of the Project shall have occurred or the Project shall be in whole or in part destroyed or taken, for any reason whatsoever, (g) whether or not the Company shall be solvent, (h) whether or not the Company or such System Operating Company shall continue to be subsidiary companies of Entergy (as said term is defined in Section 2(a)(8) of the Public Utility Holding Company Act of 1935), (i) regardless of any event of force majeure, and (j) regardless of any other circumstance, happening, condition or event whatsoever, whether or not similar to any of the foregoing.

(e) In the event that Entergy shall cease to own at least a majority of the common stock of any System Operating Company, the obligations of such System Operating Company hereunder and under the Availability Agreement shall not be increased by an amendment to or modification of the terms and provisions of the Amended and Restated Reimbursement Agreement unless such System Operating Company shall have consented in writing to such amendment or modification.

(f)  The obligations of each System Operating Company under
Section 4 of the Availability Agreement and Section 2.2(b) hereof to make the payments or advances specified therein or herein with respect to Unit No. 1 and Unit No. 2 to the Company shall not be subject to any abatement, reduction, limitation, impairment, termination, set-off, defense, counterclaim or recoupment whatsoever or any right to any thereof (including, but not limited to, abatements, reductions, limitations, impairments, terminations, set-offs, defenses, counterclaims and recoupments for or on account of any past, present or future indebtedness of the Company to such System Operating Company or any claim by such System Operating Company against the Company, whether or not arising hereunder, under the Availability Agreement or under the System Agreement and whether or not arising out of any action or nonaction on the part of the Company or any LOC Bank, including any disposition of the Project or any part thereof pursuant to the Indenture, requirements of governmental authorities, actions of judicial receivers or trustees or otherwise and whether or not arising from willful or negligent acts or omissions). The foregoing, however, shall not, subject to the provisions of paragraph (c) of this Section 2.2, affect in any other way any rights and remedies of such System Operating Company with respect to any amounts owed to such System Operating Company by the Company or any such claim by such System Operating Company against the Company. The obligations and liabilities of each System Operating Company hereunder or under the Availability Agreement shall not be released, discharged or in any way affected by any reorganization, arrangement, compromise, composition or plan affecting the Company or any change, waiver, extension, indulgence or other action or omission in respect of any indebtedness or obligation of the Company or such System Operating Company, whether or not the Company or such System Operating Company shall have had any notice or knowledge of any of the foregoing. Neither failure nor delay by the Company or any LOC Bank, to exercise any right or remedy provided herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof, or the exercise of any other right or remedy. Each System Operating Company also hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against such System Operating Company for specific performance of this Assignment or the Availability Agreement by the Company or the Administrating Bank or for its benefit by a receiver or trustee appointed for the Company or in respect of all or a substantial part of the Company's assets under the bankruptcy or insolvency law of any jurisdiction to which the Company is or its assets are subject. Anything in this Section 2.2(f) to the contrary notwithstanding, no System Operating Company shall be precluded from asserting as a defense against any claim made against such System Operating Company upon any of its obligations hereunder and under the Availability Agreement that it has fully performed such obligations in accordance with the terms of this Assignment and the Availability Agreement.

(g) Each System Operating Company shall, subject to the provisions of Section 2.2(c) hereof, be proportionately subrogated to all rights of the Administrating Bank against the Company in respect of any amounts paid or advanced by such System Operating Company pursuant to the provisions of this Assignment and the Availability Agreement and applied to the payment of the Obligations Secured Hereby. The Administrating Bank agrees that it will not deal with the Company in such a manner as to prejudice such rights of any System Operating Company.

                           ARTICLE III

                              TERM


          Except as otherwise provided in Section 26 of the Amended and Restated Reimbursement Agreement, this Assignment shall remain in full force and effect until, and shall terminate and be of no further force and effect after, all Obligations Secured Hereby shall have been paid in full in money or money's worth at the time of receipt. It is agreed that all the covenants and undertakings on the part of the System Operating
Companies and the Company set forth in this Assignment are exclusively for the benefit of, and may be enforced only by, the LOC Banks or for their benefit by a receiver or trustee for the Company or in respect of all or a substantial part of its assets under the bankruptcy or insolvency law of any jurisdiction to which the Company is or its assets are subject.


                           ARTICLE IV

                           ASSIGNMENT


          Neither this Assignment nor the Availability Agreement nor any interest herein or therein may be assigned, transferred or encumbered by any of the parties hereto or thereto, except transfer or assignment by any LOC Bank to its successor in accordance with the Amended and Restated Reimbursement Agreement, except as otherwise provided in Article I hereof and except that

               (i) in the event that any System Operating Company shall consolidate with or merge with or into another corporation or shall transfer to another corporation or other person all or substantially all of its assets, this Assignment and the Availability Agreement shall be transferred by such System Operating Company to and shall be binding upon the corporation resulting from such consolidation or merger or the corporation or other person to which such transfer is made and, as a condition to such consolidation, merger or other transfer, such corporation or other person shall deliver to the Company and the Administrating Bank a written assumption, in form and substance satisfactory to the Administrating Bank, of such System Operating Company's obligations and liabilities under this Assignment and the Availability Agreement and an opinion of counsel to the effect that such instrument complies with the requirements hereof and thereof and constitutes a valid, legally binding and enforceable obligation of such corporation or other person; and

(ii) in the event that the Company shall consolidate with or merge with or into another corporation or shall transfer to another corporation or other person all or substantially all of its assets, this Assignment and the Availability Agreement shall be transferred by the Company to and shall be binding upon the corporation resulting from such consolidation or merger or the corporation or other person to which such transfer is made and, as a condition to such consolidation, merger or other transfer, such corporation or other person shall deliver to the Administrating Bank a written assumption, in form and substance satisfactory to the Administrating Bank, of the Company's obligations and liabilities under this Assignment and the Availability Agreement and an opinion of counsel to the effect that such instrument complies with the requirements hereof and thereof and constitutes a valid, legally binding and enforceable obligation of such corporation or other person.

                            ARTICLE V

                           AMENDMENTS

          5.1. Restrictions on Amendments.  Neither this Assignment nor the
Availability   Agreement  may  be  amended,   waived,   modified,
discharged or otherwise changed orally.  This Assignment and  the
Availability   Agreement  may  be  amended,   waived,   modified,
discharged  or  otherwise changed only by  a  written  instrument which  has been signed by all the parties hereto, in the case  of this Assignment, or by the persons specified in Section 11 of the
Availability   Agreement,  in  the  case  of   the   Availability
Agreement,  and  which has been approved in writing  by  the  LOC
Banks or which does not materially adversely affect the rights of the LOC Banks.

5.2. The Administrating Bank's Execution. The Administrating Bank shall, at the request of the Company, execute any instrument amending, waiving, modifying, discharging or otherwise changing this Assignment, or any consent to the execution of any instrument amending, waiving, modifying, discharging or otherwise changing the Availability Agreement (a) as to which the Administrating Bank shall have received an opinion of counsel to the effect that such instrument has been duly authorized by each person executing the same and is permitted by the provisions of
Section 5.1 hereof and that this Assignment, or the Availability Agreement, as the case may be, as amended, waived, modified, discharged or otherwise changed by such instrument, constitutes valid, legally binding and enforceable obligations of the Company and each of the System Operating Companies, and (b) which shall have been executed by the Company and each of the System Operating Companies. The Administrating Bank shall be fully protected in relying upon the aforesaid opinion.

                           ARTICLE VI

                             NOTICES

          6.1. Notices, etc., in Writing. All notices, consents, requests and other documents authorized or permitted to be given pursuant
to   this  Assignment  shall  be  given  in  writing  and  either personally served on the party to whom (or an officer of a corporate party) it is given or mailed by registered or certified first-class mail, postage prepaid, or sent by telex or telegram, addressed as follows:

     If to System Energy Resources, Inc., to:

          Box 61000
          New Orleans, LA 70113
          Attention:  Treasurer

     If to Entergy Arkansas, Inc., to:

          639 Loyola Avenue
          New Orleans, Louisiana 70113
          Attention:  Treasurer

     If to Entergy Louisiana, Inc., to:

          639 Loyola Avenue
          New Orleans, Louisiana 70113
          Attention:  Treasurer

     If to Entergy Mississippi, Inc., to:

          639 Loyola Avenue
          New Orleans, Louisiana 70113
          Attention:  Treasurer

     If to Entergy New Orleans, Inc., to:

          639 Loyola Avenue
          New Orleans, Louisiana 70113
          Attention:  Treasurer

     If to the Administrating Bank, to:

          The Chase Manhattan Bank
          270 Park Avenue
          New York, New York 10017
          Attention:  Mr. Jaimin Patel

 with copies to each other party.

          6.2. Delivery, etc. Notices, consents, requests and other documents shall be deemed given or served or submitted when delivered or, if mailed as provided in Section 6.1 hereof, on the third  day  after  the day of mailing, or if  sent  by  telex  or
telegram,  24  hours  after the time of dispatch.   A  party  may
change its address for the receipt of notices, consents, requests and  other documents at any time by giving notice thereof to  the
other  parties.   Any notice, consent, request or other  document
given hereunder may be signed on behalf of any party by any duly authorized representative of that party.

                           ARTICLE VII

                           ENFORCEMENT

          7.1. Enforcement Action. At any time when a Reimbursement Event of Default or Prepayment Event under the Amended and Restated
Reimbursement Agreement has occurred and is continuing, the Administrating Bank may proceed, either in its own name or as agent or otherwise, to protect and enforce its rights, those of the other LOC Banks and those of the Company under this Assignment and the Availability Agreement by suit in equity, action at law or other appropriate proceedings, whether for the specific performance of any covenant or agreement contained herein or in the Availability Agreement or otherwise, and whether or not the Company shall have complied with any of the provisions hereof or thereof or proceeded to take any action authorized or permitted under applicable law. Each and every remedy of the LOC
Banks shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or under the Amended Reimbursement Agreement or now or hereafter existing at law or in equity or by statute.

          7.2. Attorney-in-Fact. The Company hereby constitutes the Administrating Bank its true and lawful attorney, irrevocably, with full power (in such attorney's name or otherwise), at any time when a Reimbursement Event of Default or Prepayment Event under the Amended Reimbursement Agreement has occurred and is continuing, to enforce any of the obligations contained herein or in the Availability Agreement or to take any action or institute any proceedings which to the Administrating Bank may seem necessary or advisable in the premises.



                          ARTICLE VIII

                          SEVERABILITY

          If any provision or provisions of this Assignment shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                           ARTICLE IX

                          GOVERNING LAW
         This Assignment and, so long as this Assignment shall be in effect, the Availability Agreement, shall be governed by and construed in accordance with the laws of the State of New York.


                            ARTICLE X

                           SUCCESSION
          Subject to Article IV hereof, this Assignment and the Availability Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment hereof, or of the Availability Agreement, or of any right to any funds due or to become due under this Assignment or the Availability Agreement shall in any event relieve the Company or any System Operating Company of their respective obligations hereunder.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         ENTERGY ARKANSAS, INC.
                         ENTERGY LOUISIANA, INC.
                         ENTERGY MISSISSIPPI, INC.
                         ENTERGY NEW ORLEANS, INC.
                         SYSTEM ENERGY RESOURCES, INC.,


                         By: /s/Steven C. McNeal
                         Name:  Steven C. McNeal
                         Title: Vice President and Treasurer

                         THE CHASE MANHATTAN BANK,
                         as Administrating Bank,


                         By: /s/Jamin Patel
                              Name:     Jaimin Patel
                              Title:    Vice President